UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-05550

The Alger Portfolios
Alger Mid Cap Growth Portfolio

(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10003
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes

Fred Alger Management, LLC

360 Park Avenue South
New York, New York 10010

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-806-8800

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	Reports to Stockholders.

ALGER

THE ALGER PORTFOLIOS

Alger Mid Cap Growth Portfolio

SEMI-ANNUAL REPORT

JUNE 30, 2021 (UNAUDITED)

Table of Contents

ALGER MID CAP GROWTH PORTFOLIO

Shareholders’ Letter	1

Fund Highlights	7

Portfolio Summary	9

Schedule of Investments	10

Statement of Assets and Liabilities	15

Statement of Operations	17

Statements of Changes in Net Assets	18

Financial Highlights	19

Notes to Financial Statements	21

Additional Information	34

Shareholders’ Letter (Unaudited)	June 30, 2021

Dear Shareholders,

Recent Market Performance Masks the Appeal of Industry Disrupters

In our opinion, unprecedented amounts of fiscal and monetary stimulus, anticipation of a grand re-opening of the economy and the widespread digitization of business models has resulted in investors assessing two approaches to pursuing investments that can potentially benefit from a growing economy. One approach involves conducting in-depth fundamental research to find companies with strong earnings that are using innovation to create secular growth, including in industries, such as leisure and restaurants, that generally benefit from economic expansion. The other approach relies on what we believe is a flawed shortcut of investing in businesses classified as value companies to gain exposure to cyclical opportunities, or businesses that may have weak fundamentals but have potential to benefit in the short term from economic growth.

For the six-month reporting period ended June 30, 2021, investors who favored value stocks benefited, with the Russell 3000 Value Index gaining 17.67% compared to the 12.71% return of the Index’s growth-focused counterpart. In mid-June, however, investors rotated into growth stocks and the Russell 3000 Growth Index gained 3.63% during the final two weeks of the reporting period compared to the -1.11% return of the Russell 3000 Value Index. While the market rotation in late June was encouraging and provided additional fodder for the debate about the best investing styles for the near future, we believe it is important to focus on the potential for secular growth of innovative products to outperform over the long term. To that end, we are continuing to seek companies with strong fundamentals that we believe are benefiting from developing innovative products and services.

Optimism Supports Markets

In the U.S., the S&P 500 Index generated a 15.25% return for the aforementioned six-month reporting period. During the reporting period, progress with inoculating individuals with COVID-19 vaccines supported optimism that economic shutdowns and other measures to contain the pandemic would be curtailed or eliminated. Simultaneously, analysts upgraded their outlook for 2021 earnings growth, while the March approval of President Biden’s $1.9 trillion stimulus program, which included $1,400 checks for eligible individuals, was an additional tailwind. President Biden also signaled his commitment to provide additional stimulus with a proposed substantial infrastructure program.

Inflation and Valuations Spark Volatility

Optimism was occasionally dampened by fears that strong economic growth and stimulus spending could spark inflation, even though the Federal Reserve in the earlier portion of 2021 maintained that inflationary pressures may be transitory and signaled that it is unlikely to curtail monetary stimulus prematurely. Inflation concerns eventually climbed after the May Consumer Price Index recorded a 5% year-over-year increase, its highest reading since August of 2008. The Federal Reserve, furthermore, appeared to shift its stance on inflation during its June meeting, signaling that it may raise interest rates in 2023 rather than 2024 and discussing an eventual tapering of its bond buying program, which created uncertainty about the potential duration of the economic recovery. This uncertainty caused the strong rotation into growth stocks during the final weeks of the reporting period as investors sought companies, such as technology businesses, that can potentially generate secular earnings growth as the post COVID-19 economic recovery wanes.

Valuations also sparked concern among some investors, with the S&P 500 Index forward price-to-earnings ratio lingering above 21 times earnings compared to the 20-year average of 15.4 times earnings. We believe, however, that other metrics, such as free cash flow and the equity risk premium, are encouraging. Due to what we believe are outdated accounting standards, corporations’ growing investments in intangible assets, such as software, marketing algorithms, research and patents, are expensed rather than capitalized, causing earnings to decline relative to free cash flow, which is the amount of cash remaining after expenditures for operations and the maintenance of capital assets. Free cash flow as a percentage of net income during the past three years has been more than 100% and has increased substantially since the 1990s when it was typically under 80%, which depicts stocks as more attractively valued compared to the price-to-earnings metric. The equity risk premium, which measures investors’ required rate of return above the prevailing risk-free interest rate, furthermore, was only 5.3% for the S&P 500 Index as of June 30, 2021, which we believe is attractive from a historical perspective.

International Markets Also Advance

International markets also advanced during the reporting period with the MSCI ACWI ex USA Index, the MSCI ACWI Index and the MSCI Emerging Markets Index returning 9.45%, 12.56% and 7.58%, respectively. Optimism about a global economic recovery combined with the rollout of COVID-19 vaccines supported markets, while rising commodity prices were an additional tailwind for certain emerging market countries.

Choosing the Path Forward

We believe the post-pandemic economic recovery is benefiting not only from scaling back or eliminating social distancing requirements, but also from the strength of the U.S. consumer. The strong performance of equities and increasing home values during the past year helped household net worth, which as of the end of the first quarter of 2021 climbed approximately 23% year over year to approximately $139 trillion, an increase of more than $25 trillion. If Americans spend 2% of that increased wealth, approximately $500 billion would surge through the economy, boosting GDP by approximately 2%. At the same time, stimulus checks are continuing to work their way through the economy.

As estimates for GDP growth climb and U.S. personal savings grow, it may be tempting to embrace cyclical stocks typically classified as value stocks in anticipation of strong economic expansion. At Alger, however, we are continuing to take a long-term approach that involves seeking growth companies with strong fundamentals that are using innovation to disrupt their specific industries.

First, value market rallies have historically been short-lived, which illustrates the difficulty of successfully timing value trades.

•
The Trump election in the fall of 2016 resulted in the Russell 3000 Value Index rising 6% relative to the Russell 3000 Growth Index, as investors priced in lower corporate tax rates, which benefit more domestically oriented companies like banks and retailers. Approximately half of the rally was concentrated in the two weeks after the election.

•
When worries about the longevity of the European Union subsided in the spring of 2012, the Russell 3000 Value Index rallied over 8% relative to the Russell 3000 Growth Index through mid-2013. More than half of that move occurred in late 2012 and early 2013.

•	After the Global Financial Crisis, the Russell 3000 Value Index rose over 4% relative to the Russell 3000 Growth Index in the summer of 2009, but most of the rally took place over only one month.

Second, these value rallies occurred within a long structural downward period for value underperformance, with the Russell 3000 Value Index generating an annualized return of 11.64% for the 10-year period ended June 30, 2021, compared to the 17.66% annualized return of the Russell 3000 Growth Index. Additionally, we maintain that broader structural issues, including the outdated practice of not fully valuing intangible assets, has made the common practice of using price-to-book ratios in classifying stocks as value equities obsolete.

Finally, growth companies are often leaders in innovation and can potentially benefit from corporations increasingly digitizing their business models, which over the years has become a competitive necessity. Indeed, during earnings calls, businesses are emphasizing the need to digitize rather than increase their exposure to more discretionary services or products within their respective industries. We believe that the intersection of digital innovation and certain end markets that may benefit from economic growth could be attractive for investors. These may include travel and leisure stocks, restaurant stocks, retailers or even certain commercial real estate and energy companies.

Portfolio Matters

Alger Mid Cap Growth Portfolio

The Alger Mid Cap Growth Portfolio returned 8.18% for the fiscal six-month period ended June 30, 2021, compared to the 10.44% return of its benchmark, the Russell Midcap Growth Index. During the reporting period, the largest sector weightings were Information Technology and Healthcare. The largest sector overweight was Consumer Discretionary and the largest underweight was Information Technology.

Contributors to Performance

The Communication Services and Real Estate sectors provided the largest contributions to relative performance. Regarding individual positions, Roku, Inc., Cl. A; Bio-Techne Corp.; Pinterest, Inc., Cl. A; Upwork, Inc.; and Skillz, Inc., Cl. A were among the top contributors to absolute performance. Bio-Techne develops, manufactures and sells biotechnology reagents, clinical diagnostic products and instruments for medical research and clinical diagnostic applications. With its deep product portfolio and application expertise, Bio-Techne provides life science customers with innovative, high-quality scientific tools to better understand biological processes and drive discovery of diagnostic and therapeutic products. Bio-Techne also sells a portfolio of assays, or clinical molecular diagnostic oncology products, including a test used in the diagnosis of prostate cancer. Shares of Bio-Techne outperformed early in the reporting period due to stronger-than-expected earnings for the company’s fiscal second quarter. Bio-Techne delivered core organic growth of 19%, substantially exceeding expectations. Bio-Techne experienced a faster-than-expected rebound in demand from academic customers, while demand from biopharmaceutical customers remained robust. This stronger revenue performance drove higher margins and earnings in the quarter.

Detractors from Performance

The Consumer Discretionary and Information Technology sectors were among the sectors that detracted from relative performance. Regarding individual positions, Discovery, Inc., Cl. A; BigCommerce Holdings, Inc.; Farfetch Ltd., Cl. A; Peloton Interactive, Inc., Cl. A; and RealReal, Inc. were among the top detractors from absolute performance. RealReal consigns and sells used consumer luxury goods like clothes, jewelry and home-related items through the website TheRealReal.com. Owners of luxury products can consign their items via in-home pickups, dropping off at a consignment office or shipping direct to the company. Buyers can benefit from expert authentication, which engenders trust in purchases; significant savings versus buying new items; and the ability to resell purchased items. Apparel resale is a nascent industry, with clear, growing consumer demand. The apparel resale market is experiencing high unit volume growth. Consumers are becoming more accepting of wearing secondhand clothing, as it enables image-conscious consumers to always be seen in the latest trends.

While RealReal’s recently reported quarter showed stronger than consensus revenue growth, the shares detracted from performance due to what we consider disappointing profitability and the announcement that the company’s well-regarded CFO will depart at year-end. Gross profit was lower than expected due to increased buyer incentives and a higher proportion of handbags and fine jewelry in the revenue composition. As such, profit from product sales was unable to leverage marketing costs, causing the company to report a larger operating loss than anticipated.

As always, we strive to deliver consistently superior investment results to you, our shareholders, and we thank you for your continued confidence in Alger.

Sincerely,

Daniel C. Chung, CFA Chief Investment Officer
Fred Alger Management, LLC

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Alger Mid Cap Growth Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective prospectus for the Portfolio. The Portfolio’s returns represent the fiscal six-month period return of Class I-2 shares. Returns include reinvestment of dividends and distributions.

The performance data quoted in these materials represent past performance, which is not an indication or guarantee of future results.

Standard performance results can be found on the following pages. The investment return and principal value of an investment in the Portfolio will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent quarter-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Portfolio’s management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in the Portfolio or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in the Portfolio and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in the Portfolio. Please refer to the Schedule of Investments for the Portfolio, which is included in this report, for a complete list of Portfolio holdings as of June 30, 2021. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Portfolio during the six-month fiscal period.

Risk Disclosure

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

For a more detailed discussion of the risks associated with the Portfolio, please see the Portfolio’s Prospectus.

Before investing, carefully consider the Portfolio’s investment objective, risks, charges, and expenses. For a prospectus containing this and other information or for the Portfolio’s most recent quarter-end performance data, call us at (800) 992-3863, visit us at www.alger.com, or consult your financial advisor. Read the prospectus and summary prospectus carefully before investing.

Fred Alger & Company, LLC, Distributor.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•	The S&P 500 Index: An index of large company stocks considered to be representative of the U.S. stock market.

•
The Russell 3000 Growth Index combines the large-cap Russell 1000 Growth, the small-cap Russell 2000 Growth and the Russell Microcap Growth Index. It includes companies that are considered more growth oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 3000 Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the growth opportunities within the broad market.

•
The Russell 3000 Value Index measures the performance of the broad val- ue segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth val- ues. The Russell 3000 Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market.

•
The MSCI ACWI Index (gross) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI captures large and mid cap representation across 23 developed markets (DM) and 26 emerging markets (EM) countries.

•
The MSCI ACWI ex USA Index (gross) captures large and mid cap representation across 22 of 23 developed markets (DM) countries (excluding the U.S.) and 26 emerging markets (EM) countries. The index covers approximately 85% of the global equity opportunity set outside the U.S.

•
The Morgan Stanley Capital International (MSCI) Emerging Markets Index (gross) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•
The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

ALGER MID CAP GROWTH PORTFOLIO
Fund Highlights Through June 30, 2021 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I-2 SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Mid Cap Growth Portfolio Class I-2 shares and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended June 30, 2021. Figures for each of the Alger Mid Cap Growth Portfolio Class I-2 shares and the Russell Midcap Growth Index include reinvestment of dividends. Figures for the Alger Mid Cap Growth Portfolio Class I-2 shares also include reinvestment of capital gains. Performance for the Alger Mid Cap Growth Portfolio Class S shares will be lower than the results shown above due to the higher expenses that class bears.

ALGER MID CAP GROWTH PORTFOLIO
Fund Highlights Through June 30, 2021 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 6/30/21 AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS	Since 5/3/1993
Class I-2 (Inception 5/3/93)	56.03%	23.94%	14.89%	12.45%
Class S (Inception 5/1/02)(i)	55.64%	23.46%	14.45%	12.13%
Russell Midcap Growth Index	43.77%	20.52%	15.13%	11.38%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent quarter end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the Portfolio or contract level for the cost of the insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

(i) Since inception returns are calculated from the Class I-2 shares inception date. Class S shares returns prior to their commencement of operations are those of Class I-2 shares adjusted to reflect the higher expenses of Class S shares.

PORTFOLIO SUMMARY†
June 30, 2021 (Unaudited)

SECTORS	Alger Mid Cap Growth Portfolio
Communication Services	10.8%
Consumer Discretionary	13.8
Consumer Staples	0.5
Exchange Traded Funds	3.4
Financials	1.4
Healthcare	22.7
Industrials	12.0
Information Technology	29.9
Materials	0.5
Real Estate	4.0
Total Equity Securities	99.0
Short-Term Investments and Net Other Assets	1.0
100.0%

†	Based on net assets for the Portfolio.

THE ALGER PORTFOLIOS ALGER MID CAP GROWTH PORTFOLIO
Schedule of Investments June 30, 2021 (Unaudited)

COMMON STOCKS—94.2%	SHARES	VALUE
ADVERTISING—1.4%
Magnite, Inc.*	86,367	$2,922,659
AEROSPACE & DEFENSE—2.3%
HEICO Corp.	27,293	3,805,190
Textron, Inc.	15,663	1,077,145
		4,882,335
AIR FREIGHT & LOGISTICS—1.0%
XPO Logistics, Inc.*	14,651	2,049,528
APPAREL ACCESSORIES & LUXURY GOODS—3.1%
Capri Holdings Ltd.*	48,425	2,769,426
Lululemon Athletica, Inc.*	5,440	1,985,437
Moncler SpA	26,034	1,765,014
		6,519,877
APPAREL RETAIL—0.5%
Burlington Stores, Inc.*	3,004	967,258
APPLICATION SOFTWARE—15.6%
ANSYS, Inc.*	6,195	2,150,037
Avalara, Inc.*	12,589	2,036,900
Bill.com Holdings, Inc.*	12,365	2,265,021
Cadence Design Systems, Inc.*	11,585	1,585,060
Coupa Software, Inc.*	4,710	1,234,538
Datadog, Inc., Cl. A*	15,353	1,597,940
DocuSign, Inc., Cl. A*	14,968	4,184,604
Dynatrace, Inc.*	25,396	1,483,634
Fair Isaac Corp.*	3,565	1,792,054
Five9, Inc.*	16,966	3,111,395
HubSpot, Inc.*	1,977	1,152,037
Paycom Software, Inc.*	6,723	2,443,609
PTC, Inc.*	19,637	2,773,923
Sprout Social, Inc., Cl. A*	28,270	2,527,903
The Trade Desk, Inc., Cl. A*	20,596	1,593,307
Zendesk, Inc.*	4,798	692,543
		32,624,505
ASSET MANAGEMENT & CUSTODY BANKS—0.3%
WM Technology, Inc.*	33,404	596,595
AUTOMOTIVE RETAIL—1.2%
Carvana Co., Cl. A*	4,535	1,368,754
Lithia Motors, Inc., Cl. A	3,087	1,060,816
		2,429,570
BIOTECHNOLOGY—6.8%
DermTech, Inc.*	39,477	1,641,059
Forte Biosciences, Inc.*	131,496	4,420,896
Moderna, Inc.*	11,641	2,735,402
Natera, Inc.*	38,590	4,381,123
Sage Therapeutics, Inc.*	18,472	1,049,394
		14,227,874
BROADCASTING—1.5%
Discovery, Inc., Cl. A*	104,960	3,220,173

THE ALGER PORTFOLIOS ALGER MID CAP GROWTH PORTFOLIO
Schedule of Investments June 30, 2021 (Unaudited) (Continued)

COMMON STOCKS—94.2% (CONT.)	SHARES	VALUE
CASINOS & GAMING—2.5%
DraftKings, Inc., Cl. A*	31,114	$1,623,217
MGM Resorts International	59,770	2,549,190
Penn National Gaming, Inc.*	13,787	1,054,568
		5,226,975
DATA PROCESSING & OUTSOURCED SERVICES—2.5%
Marqeta, Inc., Cl. A*	69,664	1,955,468
Square, Inc., Cl. A*	13,556	3,304,953
		5,260,421
DIVERSIFIED SUPPORT SERVICES—2.0%
Cintas Corp.	5,651	2,158,682
Copart, Inc.*	15,708	2,070,786
		4,229,468
ELECTRICAL COMPONENTS & EQUIPMENT—2.0%
AMETEK, Inc.	16,872	2,252,412
Generac Holdings, Inc.*	4,426	1,837,454
		4,089,866
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.7%
Trimble, Inc.*	18,511	1,514,755
EXCHANGE TRADED FUNDS—3.4%
Alger Mid Cap 40 ETF*,(b)	341,945	7,138,239
FOOD DISTRIBUTORS—0.5%
US Foods Holding Corp.*	27,396	1,050,911
HEALTHCARE DISTRIBUTORS—0.6%
McKesson Corp.	7,121	1,361,820
HEALTHCARE EQUIPMENT—3.3%
CryoPort, Inc.*	26,432	1,667,859
Dexcom, Inc.*	2,618	1,117,886
IDEXX Laboratories, Inc.*	1,665	1,051,531
Inari Medical, Inc.*	9,293	866,851
Insulet Corp.*	7,739	2,124,433
		6,828,560
HEALTHCARE FACILITIES—1.0%
The Joint Corp.*	25,515	2,141,219
HEALTHCARE SERVICES—1.3%
Guardant Health, Inc.*	21,693	2,694,054
HEALTHCARE SUPPLIES—1.1%
Align Technology, Inc.*	2,547	1,556,217
SmileDirectClub, Inc., Cl. A*	95,557	829,435
		2,385,652
HEALTHCARE TECHNOLOGY—2.5%
Doximity, Inc., Cl. A*	5,627	327,491
Inspire Medical Systems, Inc.*	4,631	894,987
Veeva Systems, Inc., Cl. A*	12,827	3,988,556
		5,211,034
HOMEFURNISHING RETAIL—0.6%
Williams-Sonoma, Inc.	7,794	1,244,312
HOTELS RESORTS & CRUISE LINES—1.0%
Expedia Group, Inc.*	12,213	1,999,390

THE ALGER PORTFOLIOS ALGER MID CAP GROWTH PORTFOLIO
Schedule of Investments June 30, 2021 (Unaudited) (Continued)

COMMON STOCKS—94.2% (CONT.)	SHARES	VALUE
HUMAN RESOURCE & EMPLOYMENT SERVICES—2.8%
Legalzoom.com, Inc.*	44,292	$1,676,452
Upwork, Inc.*	70,432	4,105,481
		5,781,933
INTERACTIVE HOME ENTERTAINMENT—0.7%
Take-Two Interactive Software, Inc.*	8,368	1,481,303
INTERACTIVE MEDIA & SERVICES—3.7%
Genius Sports Ltd.*	146,382	2,747,590
Pinterest, Inc., Cl. A*	62,313	4,919,611
		7,667,201
INTERNET & DIRECT MARKETING RETAIL—1.1%
Etsy, Inc.*	11,519	2,371,071
INTERNET SERVICES & INFRASTRUCTURE—1.2%
BigCommerce Holdings, Inc.*	26,848	1,742,972
Okta, Inc., Cl. A*	3,178	777,593
		2,520,565
LIFE SCIENCES TOOLS & SERVICES—3.8%
10X Genomics, Inc., Cl. A*	8,255	1,616,494
Bio-Techne Corp.	8,310	3,741,661
Repligen Corp.*	13,200	2,634,984
		7,993,139
METAL & GLASS CONTAINERS—0.5%
Ball Corp.	12,736	1,031,871
MOVIES & ENTERTAINMENT—3.5%
Lions Gate Entertainment Corp., Cl. B*	29,898	547,134
Live Nation Entertainment, Inc.*	19,282	1,688,910
Roku, Inc., Cl. A*	11,167	5,128,445
		7,364,489
PHARMACEUTICALS—2.1%
Catalent, Inc.*	14,348	1,551,306
Green Thumb Industries, Inc.*	84,625	2,794,653
		4,345,959
REGIONAL BANKS—1.1%
Signature Bank	5,767	1,416,663
SVB Financial Group*	1,513	841,879
		2,258,542
RESEARCH & CONSULTING SERVICES—1.2%
CoStar Group, Inc.*	30,020	2,486,256
RESTAURANTS—3.8%
Chipotle Mexican Grill, Inc., Cl. A*	1,010	1,565,843
Shake Shack, Inc., Cl. A*	28,544	3,054,779
The Cheesecake Factory, Inc.*	61,684	3,342,039
		7,962,661
SEMICONDUCTOR EQUIPMENT—7.2%
Enphase Energy, Inc.*	18,103	3,324,254
KLA Corp.	9,556	3,098,151
Lam Research Corp.	4,798	3,122,058
MKS Instruments, Inc.	13,367	2,378,658

THE ALGER PORTFOLIOS ALGER MID CAP GROWTH PORTFOLIO
Schedule of Investments June 30, 2021 (Unaudited) (Continued)

COMMON STOCKS—94.2% (CONT.)	SHARES	VALUE
SEMICONDUCTOR EQUIPMENT—7.2% (CONT.)
SolarEdge Technologies, Inc.*	11,237	$3,105,570
		15,028,691
SEMICONDUCTORS—0.8%
Universal Display Corp.	7,966	1,771,081
SYSTEMS SOFTWARE—1.3%
Crowdstrike Holdings, Inc., Cl. A*	10,625	2,670,169
SentinelOne, Inc., Cl. A*	2,930	124,525
		2,794,694
TRUCKING—0.7%
Old Dominion Freight Line, Inc.	6,195	1,572,291
TOTAL COMMON STOCKS
(Cost $151,692,763)		197,248,797

PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	170,419	25,563
(Cost $766,885)		25,563

RIGHTS—0.2%	SHARES	VALUE
BIOTECHNOLOGY—0.2%
Tolero CDR*,@,(a),(c)	425,098	354,277
(Cost $227,341)		354,277

REAL ESTATE INVESTMENT TRUST—4.0%	SHARES	VALUE
RETAIL—2.7%
Simon Property Group, Inc.	23,485	3,064,323
Tanger Factory Outlet Centers, Inc.	139,204	2,623,995
		5,688,318
SPECIALIZED—1.3%
Crown Castle International Corp.	13,826	2,697,453
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $6,152,360)		8,385,771

SPECIAL PURPOSE VEHICLE—0.6%	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.6%
Crosslink Ventures Capital LLC, Cl. A*,@,(a),(b)	35	875,000
Crosslink Ventures Capital LLC, Cl. B*,@,(a),(b)	13	325,000
		1,200,000
TOTAL SPECIAL PURPOSE VEHICLE
(Cost $1,200,000)		1,200,000
Total Investments
(Cost $160,039,349)	99.0%	$207,214,408
Affiliated Securities (Cost $8,926,804)		8,363,802
Unaffiliated Securities (Cost $151,112,545)		198,850,606
Other Assets in Excess of Liabilities	1.0%	2,079,029
NET ASSETS	100.0%	$209,293,437

*	Non-income producing security.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.

THE ALGER PORTFOLIOS ALGER MID CAP GROWTH PORTFOLIO
Schedule of Investments June 30, 2021 (Unaudited) (Continued)

(b)	Deemed an affiliate of the Portfolio in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(c)	Contingent Deferred Rights.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 12/31/2020
Crosslink Ventures Capital LLC, Cl. A	10/2/20	$875,000	0.50%	$875,000	0.42%
Crosslink Ventures Capital LLC, Cl. B	12/16/20	325,000	0.18%	325,000	0.15%
Prosetta Biosciences, Inc., Series D	2/6/15	766,885	0.50%	25,563	0.01%
Tolero CDR	2/6/17	227,341	0.18%	354,277	0.17%
Total				$1,579,840	0.75%

See Notes to Financial Statements.

ALGER MID CAP GROWTH PORTFOLIO
Statement of Assets and Liabilities June 30, 2021 (Unaudited)

	Alger Mid Cap Growth Portfolio
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedule of investments	$198,850,606
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedule of investments	8,363,802
Cash and cash equivalents	4,794,819
Receivable for investment securities sold	151,641
Receivable for shares of beneficial interest sold	580,305
Dividends and interest receivable	13,545
Receivable from Investment Manager	4,718
Security litigation receivable	1,855
Prepaid expenses	16,576
Total Assets	212,777,867
LIABILITIES:
Payable for investment securities purchased	2,828,793
Payable for shares of beneficial interest redeemed	427,201
Accrued investment advisory fees	138,488
Accrued distribution fees	1,016
Accrued shareholder administrative fees	1,822
Accrued administrative fees	5,011
Accrued custodian fees	3,048
Accrued transfer agent fees	2,872
Accrued printing fees	32,737
Accrued professional fees	23,543
Accrued fund accounting fees	13,168
Accrued other expenses	6,731
Total Liabilities	3,484,430
NET ASSETS	$209,293,437

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	113,010,673
Distributable earnings	96,282,764
NET ASSETS	$209,293,437
* Identified cost	$151,112,545	(a)
** Identified cost	$8,926,804	(a)

See Notes to Financial Statements.

(a) At June 30, 2021, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $161,905,605, amounted to $45,308,803, which consisted of aggregate gross unrealized appreciation of  $51,055,848 and aggregate gross unrealized depreciation of $5,747,045.

ALGER MID CAP GROWTH PORTFOLIO
Statement of Assets and Liabilities June 30, 2021 (Unaudited) (Continued)

Alger Mid Cap Growth Portfolio
NET ASSETS BY CLASS:
Class I-2	$204,671,374
Class S	$4,622,063
SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I-2	5,691,181
Class S	142,128
NET ASSET VALUE PER SHARE:
Class I-2	$35.96
Class S	$32.52

See Notes to Financial Statements.

ALGER MID CAP GROWTH PORTFOLIO
Statement of Operations for the six months ended June 30, 2021 (Unaudited)

Alger Mid Cap Growth Portfolio
INCOME:
Dividends (net of foreign withholding taxes*)	$261,207
Total Income	261,207

EXPENSES:
Investment advisory fees — Note 3(a)
Distribution fees — Note 3(c)	786,961
Class S	5,728
Shareholder administrative fees — Note 3(f)	10,355
Administration fees — Note 3(b)	28,476
Custodian fees	8,640
Interest expenses	779
Transfer agent fees — Note 3(f)	5,680
Printing fees	19,061
Professional fees	26,025
Registration fees	10,404
Trustee fees — Note 3(g)	2,636
Fund accounting fees	40,410
Other expenses	11,169
Total Expenses	956,324
Less, expense reimbursements/waivers — Note 3(a)	(15,947)
Net Expenses	940,377
NET INVESTMENT LOSS	(679,170)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	37,421,174
Net realized loss on affiliated investments	(5,044)
Net realized loss on foreign currency transactions	(1,513)
Net change in unrealized depreciation on unaffiliated investments	(21,071,470)
Net change in unrealized appreciation on affiliated investments	178,320
Net change in unrealized depreciation on foreign currency	(59)
Net realized and unrealized gain on investments and foreign currency	16,521,408
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,842,238
* Foreign withholding taxes	$2,146

See Notes to Financial Statements.

ALGER MID CAP GROWTH PORTFOLIO
Statements of Changes in Net Assets (Unaudited)

	Alger Mid Cap Growth Portfolio
	For the Six Months Ended	For the Year Ended
	June 30, 2021	December 31, 2020

Net investment loss	$(679,170)	$(840,905)
Net realized gain on investments and foreign currency	37,414,617	34,346,381
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(20,893,209)	48,646,542
Net increase in net assets resulting from operations	15,842,238	82,152,018

Dividends and distributions to shareholders:
Class I-2	—	(21,875,485)
Class S	—	(549,330)
Total dividends and distributions to shareholders	—	(22,424,815)

Increase (decrease) from shares of beneficial interest transactions:
Class I-2	(12,610,591)	9,761,073
Class S	(352,268)	(41,639)
Net increase (decrease) from shares of beneficial interest transactions — Note 6	(12,962,859)	9,719,434
Total increase	2,879,379	69,446,637

Net Assets:
Beginning of period	206,414,058	136,967,421
END OF PERIOD	$209,293,437	$206,414,058

See Notes to Financial Statements.

THE ALGER PORTFOLIOS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Portfolio	Class I-2
	Six months ended 6/30/2021(i)	Year ended 12/31/2020	Year ended 12/31/2019	Year ended 12/31/2018	Year ended 12/31/2017	Year ended 12/31/2016
Net asset value, beginning of period	$33.25	$22.69	$19.55	$25.00	$19.70	$19.51
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.11)	(0.14)	(0.06)	(0.13)	(0.06)	0.02
Net realized and unrealized gain (loss) on investments	2.82	14.73	5.94	(1.69)	5.92	0.17
Total from investment operations	2.71	14.59	5.88	(1.82)	5.86	0.19
Distributions from net realized gains	–	(4.03)	(2.74)	(3.63)	(0.56)	–
Net asset value, end of period	$35.96	$33.25	$22.69	$19.55	$25.00	$19.70
Total return	8.18%	64.63%	30.26%	(7.44)%	29.79%	0.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$204,671	$201,803	$133,678	$117,338	$136,889	$115,818
Ratio of gross expenses to average net assets	0.92%	0.96%	1.01%	1.01%	0.99%	0.99%
Ratio of expense reimbursements to average net assets	(0.02)%	–	–	–	–	–
Ratio of net expenses to average net assets	0.90%	0.96%	1.01%	1.01%	0.99%	0.99%
Ratio of net investment income (loss) to average net assets	(0.65)%	(0.53)%	(0.26)%	(0.49)%	(0.24)%	0.10%
Portfolio turnover rate	93.14%	186.21%	189.22%	131.42%	111.09%	118.99%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.

THE ALGER PORTFOLIOS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Portfolio	Class S
	Six months ended 6/30/2021(i)	Year ended 12/31/2020	Year ended 12/31/2019	Year ended 12/31/2018	Year ended 12/31/2017	Year ended 12/31/2016
Net asset value, beginning of period	$30.11	$20.83	$18.21	$23.64	$18.74	$18.65
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.14)	(0.18)	(0.16)	(0.23)	(0.15)	(0.07)
Net realized and unrealized gain (loss) on investments	2.55	13.49	5.52	(1.57)	5.61	0.16
Total from investment operations	2.41	13.31	5.36	(1.80)	5.46	0.09
Distributions from net realized gains	–	(4.03)	(2.74)	(3.63)	(0.56)	–
Net asset value, end of period	$32.52	$30.11	$20.83	$18.21	$23.64	$18.74
Total return	8.04%	64.26%	29.63%	(7.79)%	29.18%	0.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,622	$4,611	$3,289	$2,994	$3,877	$3,739
Ratio of gross expenses to average net assets	1.17%	1.18%	1.48%	1.46%	1.43%	1.44%
Ratio of expense reimbursements to average net assets	(0.02)%	–	–	–	–	–
Ratio of net expenses to average net assets	1.15%	1.18%	1.48%	1.46%	1.43%	1.44%
Ratio of net investment loss to average net assets	(0.90)%	(0.75)%	(0.73)%	(0.94)%	(0.68)%	(0.37)%
Portfolio turnover rate	93.14%	186.21%	189.22%	131.42%	111.09%	118.99%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

The Alger Portfolios (the “Fund”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund qualifies as an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946-Financial Services – Investment Companies. The Fund operates as a series company currently offering seven series of shares of beneficial interest: Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Growth & Income Portfolio, Alger Mid Cap Growth Portfolio, Alger Weatherbie Specialized Growth Portfolio, Alger Small Cap Growth Portfolio and Alger Balanced Portfolio (collectively, the “Portfolios”). These financial statements include only the Alger Mid Cap Growth Portfolio (the “Portfolio”). The Portfolio invests primarily in equity securities and has an investment objective of long-term capital appreciation. Shares of the Portfolio are available to investment vehicles for variable annuity contracts and variable life insurance policies offered by separate accounts of life insurance companies, as well as qualified pension and retirement plans.

The Portfolio offers Class I-2 shares and Class S shares. Each class has identical rights to assets and earnings except that only Class S shares have a plan of distribution and bear the related expenses. Effective April 30, 2021, the Board of Trustees of the Fund (the “Board”) authorized a partial closing of the Portfolio’s Class S. Existing investors that hold Class S shares who had an open account with the Portfolio on April 30, 2021 may continue to invest in additional Class S shares of the Portfolio through exchanges, dividend reinvestment and additional purchases as provided in the Portfolio’s prospectus.

NOTE 2 — Significant Accounting Policies:

(a)    Investment Valuation: The Portfolio values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Board. Investments held by the Portfolio are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Time).

Investments in money market funds and short-term securities held by the Portfolio having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available, are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board and described further herein.

Securities in which the Portfolio invests may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Portfolio’s investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open.

FASB Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Portfolio. Unobservable inputs are inputs that reflect the Portfolio’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The Portfolio’s valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the valuations assigned to such securities by the Portfolio may significantly differ from the valuations that would have been assigned by the Portfolio had there been an active market for such securities.

Valuation processes are determined by a Valuation Committee (“Committee”) authorized by the Board and comprised of representatives of the Portfolio’s investment adviser and officers of the Fund. The Committee reports its fair valuation determinations and related valuation information to the Board. The Board is responsible for approving the valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Portfolio’s pricing vendor, and variances between transactional prices and the previous day’s price.

(b)    Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c)    Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d)    Foreign Currency Transactions: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statement of Operations.

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(e)    Lending of Fund Securities: The Portfolio may lend its securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Portfolio’s total assets including borrowings, as defined in its prospectus. The Portfolio earns fees on the securities loaned, which are included in interest income in the accompanying Statement of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with Brown Brothers Harriman & Company, the Portfolio’s Custodian (“Custodian”), in an amount equal to at least 102% of the current market value of U.S. loaned securities or 105% for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio. Any required additional collateral is delivered to the Custodian each day and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Portfolio may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Portfolio is required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Portfolio. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of June 30, 2021.

(f)    Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Portfolio on the ex-dividend date.

Dividends from net investment income, if available, are declared and paid annually. Dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each share class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Portfolio’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year-end and have no impact on the net asset value of the Portfolio and are designed to present the Portfolio’s capital accounts on a tax basis.

THE ALGER PORTFOLIOS	Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(g)    Federal Income Taxes: It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Portfolio maintains such compliance, no federal income tax provision is required.

FASB Accounting Standards Codification 740 – Income Taxes (“ASC 740”) requires the Portfolio to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Portfolio files income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Portfolio’s tax returns remains open for the tax years 2017-2020. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(h)    Allocation Methods: The Fund accounts separately for the assets, liabilities and operations of the Portfolio. Expenses directly attributable to the Portfolio are charged to the Portfolio’s operations; expenses which are applicable to all Portfolios are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of the Portfolio are allocated among each Portfolio’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

(i)    Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. These unaudited interim financial statements reflect all adjustments that are, in the opinion of management, necessary to present a fair statement of results for the interim period. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a)    Investment Advisory Fees: Fees incurred by the Portfolio, pursuant to the provisions of the Fund’s Investment Advisory Agreement with Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the six months ended June 30, 2021, is set forth below under the heading “Actual Rate”:

	Tier 1	Tier 2	Actual Rate
Alger Mid Cap Growth Portfolio (a),(b)	0.76%	0.70%	0.74%

(a)	Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.
(b)
Alger Management has agreed to waive fees owed to it by, or to reimburse expenses of, the Portfolio in an amount corresponding to the management fee borne by the Portfolio as an investor in any underlying Alger Management-sponsored fund. This agreement will remain in effect for the life of any investment by the portfolio in any Alger Management- sponsored fund. For the six months ended June 30, 2021, the Portfolio waived $15,947 of such advisory fees. The “Actual Rate” shown above includes the impact of such waiver.

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(b)    Administration Fees: Fees incurred by the Portfolio, pursuant to the provisions of the Fund’s Fund Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of the Portfolio at the annual rate of 0.0275%.

(c)    Distribution Fees: The Fund has adopted a Distribution Plan pursuant to which Class S shares of the Portfolio pay Fred Alger & Company, LLC, the Fund’s distributor and an affiliate of Alger Management (the “Distributor” or “Alger LLC”), a fee at the annual rate of 0.25% of the average daily net assets of the Class S shares of the Portfolio to compensate the Distributor for its activities and expenses incurred in distributing the Class S shares and/or shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger LLC.

(d)    Brokerage Commissions: During the six months ended June 30, 2021, the Portfolio paid Alger LLC $26,848 in connection with securities transactions.

(e)    Interfund Loans: The Portfolio, along with other funds in the Alger Fund Complex (as defined below), may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, the Portfolio may lend uninvested cash in an amount up to 15% of its net assets to other funds in the Alger Fund Complex. If the Portfolio has borrowed from other funds in the Alger Fund Complex and has aggregate borrowings from all sources that exceed 10% of the Portfolio’s total assets, the Portfolio will secure all of its loans from other funds in the Alger Fund Complex. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Portfolio. There were no interfund loans outstanding as of June 30, 2021.

During the six months ended June 30, 2021, the Portfolio incurred interfund loan interest expenses of $517, which is included in interest expenses in the accompanying Statement of Operations.

(f)    Shareholder Administrative Fees: The Fund has entered into a Shareholder Administrative Services Agreement with Alger Management to compensate Alger Management for providing administrative oversight of, the Portfolio’s transfer agent, and for other related services. The Portfolio compensates Alger Management at the annual rate of 0.01% of the average daily net assets for these services.

(g)    Trustee Fees: Each trustee who is not an “interested person” of the Fund, as defined in the Investment Company Act of 1940, as amended (“Independent Trustee”) receives a fee of $142,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Fund, The Alger Institutional Funds, The Alger Funds II, The Alger Funds, Alger Global Focus Fund and The Alger ETF Trust, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board receives additional compensation of $20,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(h)    Interfund Trades: The Portfolio may engage in purchase and sale transactions with other funds advised by Alger Management or Weatherbie Capital, LLC, an affiliated investment adviser of Alger Management. There were no interfund trades during the six months ended June 30, 2021.

(i)     Other Transactions with Affiliates: Certain officers and one Trustee of the Fund are directors and/or officers of Alger Management, the Distributor, or their affiliates. No shares of the Portfolio were held by Alger Management and its affiliated entities as of June 30, 2021.

NOTE 4 — Securities Transactions:

Purchases and sales of securities, other than U.S. Government securities and short-term securities, for the six months ended June 30, 2021, were as follows:

	PURCHASES	SALES
Alger Mid Cap Growth Portfolio	$191,245,141	$199,943,386

NOTE 5 — Borrowings:

The Portfolio may borrow from the Custodian on an uncommitted basis. The Portfolio pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed taking into consideration relevant overnight and short-term reference rates, the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. The Portfolio may also borrow from other funds in the Alger Fund Complex, as discussed in Note 3(e). For the six months ended June 30, 2021, the Portfolio had the following borrowings from the Custodian and other funds in the Alger Fund Complex:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Mid Cap Growth Portfolio	122,948	1.28%

The highest amount borrowed from the Custodian and other funds during the six months ended June 30, 2021 by the Portfolio was as follows:

HIGHEST BORROWING
Alger Mid Cap Growth Portfolio	2,319,049

NOTE 6 — Share Capital:

The Portfolio has an unlimited number of authorized shares of beneficial interest of $.001 par value for each share class. During the period ended June 30, 2021 and the year ended December 31, 2020, transactions of shares of beneficial interest were as follows:

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED JUNE 30, 2021		FOR THE YEAR ENDED DECEMBER 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Growth Portfolio
Class I-2:
Shares sold	349,840	$12,294,067	1,213,038	$32,397,376
Dividends reinvested	—	—	669,230	21,796,860
Shares redeemed	(727,367)	(24,904,658)	(1,704,021)	(44,433,163)
Net increase (decrease)	$(377,527)	(12,610,591)	178,247	$9,761,073
Class S:
Shares sold	$1,414	42,147	14,870	$434,119
Dividends reinvested	—	—	18,628	549,330
Shares redeemed	(12,448)	(394,415)	(38,255)	(1,025,088)
Net decrease	(11,034)$	(352,268)	(4,757)	$(41,639)

NOTE 7 — Income Tax Information:

At December 31, 2020, the Portfolio, for federal income tax purposes, had no capital loss carryforwards and no capital loss carryforwards were utilized in 2020.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, the tax treatment of partnership investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in the Portfolio’s Schedule of Investments. Based upon the nature, characteristics, and risks associated with its investments as of June 30, 2021, the Portfolio has determined that presenting them by security type and sector is appropriate.

Alger Mid Cap Growth Portfolio	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$22,655,825	$22,655,825	$—	$—
Consumer Discretionary	28,721,114	26,956,100	1,765,014	—
Consumer Staples	1,050,911	1,050,911	—	—
Exchange Traded Funds	7,138,239	7,138,239	—	—
Financials	2,855,137	2,855,137	—	—
Healthcare	47,189,311	47,189,311	—	—
Industrials	25,091,677	25,091,677	—	—
Information Technology	61,514,712	61,514,712	—	—
Materials	1,031,871	1,031,871	—	—
TOTAL COMMON STOCKS	$197,248,797	$195,483,783	$1,765,014	$—

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Mid Cap Growth Portfolio	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
PREFERRED STOCKS
Healthcare	$25,563	$—	$—	$25,563
RIGHTS
Healthcare	354,277	—	—	354,277
REAL ESTATE INVESTMENT TRUST
Real Estate	8,385,771	8,385,771	—	—
SPECIAL PURPOSE VEHICLE
Information Technology	1,200,000	—	—	1,200,000
TOTAL INVESTMENTS IN SECURITIES	$207,214,408	$203,869,554	$1,765,014	$1,579,840

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Portfolio	Preferred Stocks
Opening balance at January 1, 2021	$25,563
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at June 30, 2021	25,563
Net change in unrealized appreciation (depreciation) attributable to investments still held at June 30, 2021*	—

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Portfolio	Rights
Opening balance at January 1, 2021	$293,318
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	60,959
Purchases and sales
Purchases	—
Sales	—
Closing balance at June 30, 2021	354,277
Net change in unrealized appreciation (depreciation) attributable to investments still held at June 30, 2021*	60,959

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Portfolio	Special Purpose Vehicle
Opening balance at January 1, 2021	$1,200,000
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at June 30, 2021	1,200,000
Net change in unrealized appreciation (depreciation) attributable to investments still held at June 30, 2021*	—

* Net change in unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) on investments in the accompanying Statement of Operations.

The following table provides quantitative information about the Portfolio’s Level 3 fair value measurements of the Portfolio’s investments as of June 30, 2021. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to the Portfolio’s fair value measurements.

	Fair Value June 30, 2021	Valuation Methodology	Unobservable Input	Input/ Range	Weighted Average
Alger Mid Cap Growth Portfolio
Preferred Stocks	$25,563	Income Approach	Discount Rate	72.50%-77.50%	N/A
Rights	354,277	Income Approach	Discount Rate	3.40%-5.12%	N/A
			Probability of Success	0.00%-100.00%	N/A
Special Purpose Vehicle	1,200,000	Cost Approach	Priced at Cost	N/A	N/A

The significant unobservable inputs used in the fair value measurement of the Portfolio’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between these inputs would have resulted in significantly higher or lower fair value measurements than those noted in the table above. Generally, all other things being equal, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probabilities of success result in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probabilities of success result in lower fair value measurements.

THE ALGER PORTFOLIOS	Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Certain of the Portfolio’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statements purposes. As of June 30, 2021, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign cash and Cash equivalents:
Alger Mid Cap Growth Portfolio	$4,794,819	—	4,794,819	—

NOTE 9 — Derivatives:

FASB Accounting Standards Codification 815 – Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options—The Portfolio seeks to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Portfolio invests in a broadly diversified portfolio of common stocks and may also buy and sell call and put options on equities and equity indexes. The Portfolio may purchase call options to increase its exposure to the stock market and also provide diversification of risk. The Portfolio may purchase put options in order to protect from significant market declines that may occur over a short period of time. The Portfolio may write covered call and cash-secured put options to generate cash flows while reducing the volatility of the portfolio. The cash flows may be an important source of the Portfolio’s return, although written call options may reduce the Portfolio’s ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Portfolio with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.

There were no options or other derivative instruments held by the Portfolio throughout the period or as of June 30, 2021.

NOTE 10 — Risk Disclosures:

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

NOTE 11 — Affiliated Securities:

The issuers of the securities listed below are deemed to be affiliates of the Portfolio because the Portfolio or its affiliates owned 5% or more of the issuer’s voting securities during all or part of the period ended June 30, 2021 or because the Portfolio and the issuer are managed by the same investment adviser. Information regarding the Portfolio’s holdings of such securities is set forth in the following table:

Security	Value at December 31, 2020	Purchases/ Conversion	Sales/ Conversion	Dividend/ Interest Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at June 30, 2021
Alger Mid Cap Growth Portfolio Common Stocks
Alger Mid Capital 40 ETF Preferred Stocks	$–	$7,074,371	$(109,408)	$–	$(5,044)	$178,320	$7,138,239
Prosetta Biosciences, Inc., Series D	25,563	–	–	–	–	–	25,563
Special Purpose Vehicle
Crosslink Ventures Capital LLC, Cl. A	875,000	–	–	–	–	–	875,000
Crosslink Ventures Capital LLC, Cl. B	325,000	–	–	–	–	–	325,000
Total	$1,225,563	$7,074,371	$(109,408)	$–	$(5,044)	$178,320	$8,363,802

NOTE 12 — Subsequent Events:

Management of the Portfolio has evaluated events that have occurred subsequent to June 30, 2021, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs: transaction costs, if applicable; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting January 1, 2021 and ending June 30, 2021 and held for the entire period.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended June 30, 2021” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class of the Portfolio’s shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or deduction of insurance charges against assets or annuities. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER PORTFOLIOS	Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Six Months Ended June 30, 2021(a)	Annualized Expense Ratio For the Six Months Ended June 30, 2021(b)
Alger Mid Cap Growth Portfolio
Class I-2	Actual	$1,000.00	$1,081.80	$4.65	0.90%
	Hypothetical(c)	1,000.00	1,020.33	4.51	0.90
Class S	Actual	1,000.00	1,080.40	5.93	1.15
	Hypothetical(c)	1,000.00	1,019.09	5.76	1.15

(a)	Expenses are equal to the annualized expense ratio of the share class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 06/22/21

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
•  Social Security number and
•  Account balances and
•  Transaction history and
•  Purchase history and
•  Assets
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share their personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-223-3810

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are

Who is providing this notice?
Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

What we do

How does Alger protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Alger collect my personal information?
We collect your personal information, for example, when you:
•  Open an account or
•  Make deposits or withdrawals from your account or
•  Give us your contact information or
•  Provide account information or
•  Pay us by check.

Why can’t I limit all sharing?
Federal law gives you the right to limit some but not all sharing related to:
•  sharing for affiliates’ everyday business purposes ─
information about your credit worthiness
•  affiliates from using your information to market to you
•  sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates
Companies related by common ownership or control.
They can be financial and nonfinancial companies.
•  Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Portfolio uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Portfolio’s website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board has adopted policies and procedures relating to disclosure of the Portfolio’s securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Portfolio.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Portfolio’s shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio) are acceptable.

The Portfolio files its complete schedule of portfolio holdings with the SEC semi-annually in shareholder reports on Form N-CSR and after the first and third fiscal quarters as an exhibit to its reports on Form N-PORT. The Portfolio’s Forms N-CSR and N-PORT are available online on the SEC’s website at www.sec.gov.

In addition, the Portfolio makes publicly available its month-end top 10 holdings with a 10 day lag and its month-end full portfolio with a 60 day lag on its website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Portfolio provides portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these third parties to confirm that they understand the Portfolio’s policies and procedures regarding such disclosure. This agreement must be approved by the Portfolio’s Chief Compliance Officer.

The Board periodically reviews a report disclosing the third parties to whom the Portfolio’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Portfolio and its shareholders.

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to material the Portfolio routinely provides to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds. Such information may include, but not be limited to, relative weightings and characteristics of the Portfolio versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 992-3863 to obtain such information.

THE ALGER PORTFOLIOS

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, LLC
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, LLC
360 Park Avenue South
New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112

This report is submitted for the general information of the shareholders of Alger Mid Cap Growth Portfolio. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Portfolio, which contains information concerning the Portfolio’s investment policies, fees and expenses as well as other pertinent information.

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ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOYINK

Printed on recycled paper

MidCapSAR

ITEM 2.	Code of Ethics.

Not applicable.

ITEM 3.	Audit Committee Financial Expert.

Not applicable.

ITEM 4.	Principal Accountant Fees and Services.

Not applicable.

ITEM 5.	Audit Committee of Listed Registrants.

Not applicable.

ITEM 6.	Investments.

Not applicable.

ITEM 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

ITEM 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

ITEM 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

ITEM 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

ITEM 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the registrant’s internal control over financial reporting occurred during the registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13.	Exhibits.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Portfolios
Alger Mid Cap Growth Portfolio

By:	/s/Hal Liebes

Hal Liebes

President

Date:	August 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes

Hal Liebes

President

Date:	August 23, 2021

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date:	August 23, 2021